UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    December 28, 2000


                                    QAD Inc.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         000-22823                                       77-0105228
(Commission File Number)                               (IRS Employer
                                                     Identification No.)


6450 Via Real, Carpinteria, CA                                     93013
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (805) 684-6614
                                                    ----------------------------


 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

         In September 1998, QAD Inc.'s board of directors authorized establishment of a stock repurchase program under which QAD Inc. was authorized to repurchase up to 2,000,000 shares of our common stock from time to time in the open market or in privately negotiated transactions. Under the repurchase program, QAD Inc. repurchased 200,000 shares of common stock during the fiscal year ended January 31, 1999. On December 28, 2000 QAD commenced additional repurchases of up to $250,000 worth of its common stock under the program. The stock purchases are expected to be completed over the next several weeks. QAD had 33,561,960 shares of common stock outstanding as of November 30, 2000.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

                     None.

         (b)      Current Report on Form 8-K

                     None.

         (c)      Exhibits

                    None.



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QAD INC.


Dated:  January 5, 2001             By: /s/ Kathleen M. Fisher
                                        --------------------------------
                                            Kathleen M. Fisher
                                            Chief Financial Officer